UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2019

CTI INDUSTRIES CORPORATION

(Exact name of registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

000-23115	36-2848943
(Commission File Number)	(IRS Employer Identification No.)

22160 N. Pepper Road Lake Barrington, Illinois	60010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 382-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (l7 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-1 2)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240. l 3c-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 4, 2019, CTI Industries Corporation, along with its subsidiaries Flexo Universal, S. de R.L. de C.V. and CTI Supply, Inc. (collectively, “the Company”) entered into Amendment No. 3 and Forbearance Agreement (the “Amendment”) to Revolving Credit, Term Loan, and Security Agreement (the “Agreement”) with PNC Bank, National Association (“PNC”). The original Agreement included a $6 million term loan and up to $18 million of availability under the revolving credit facility. As previously reported, the Company notified PNC of failure to meet financial covenants beginning during November 2018.

In executing this Amendment, PNC agrees to forbear taking action with respect to previously identified events of default during the forbearance period. Additionally, no financial covenants shall be calculated during the forbearance period, which includes the reporting obligation as of March 31, 2019. The next financial covenants shall be reported, under the terms of the original Agreement, as of June 30, 2019 with such reports due July 31, 2019. The Forbearance Period is defined as the earlier of July 31, 2019, the occurrence of an event of default other than the identified existing defaults (defined as November 15, 2018 and December 31, 2018 financial covenants), or at PNC’s sole discretion with thirty (30) day written notice to the Company. The Amendment included a temporary over-advance of up to $1.2 million, reduced to zero by April 21, 2019, and a one-time fee of $250,000.

This summary is not intended to include all terms of the Amendment, which is attached hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit

99.1	Amendment No. 3 and Forbearance Agreement dated March 4, 2019.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CTI Industries Corporation has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Village of Lake Barrington, Illinois, March 8, 2019.

CTI INDUSTRIES CORPORATION

By:	/s/ Jeffrey S. Hyland
Jeffrey S. Hyland, Chief Executive Officer and President